UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 29, 2010

Date of Report (date of earliest event reported)

PACIFIC CAPITAL BANCORP

(exact names of registrant as specified in its charter)

California (state or other jurisdiction of incorporation or organization)	Commission File Number 0-11113	95-3673456 (I.R.S. Employer Identification Number)

1021 Anacapa Street

Santa Barbara, California 93101

(Address of principal executive offices, including zip code)

(805) 564-6405

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

                On April 29, 2010, Pacific Capital Bancorp (the “Company”) and its wholly-owned subsidiary, Pacific Capital Bank, National Association (the “Bank”), entered into an investment agreement (the “Investment Agreement”) with SB Acquisition Company LLC, a wholly-owned subsidiary of Ford Financial Fund, L.P. (“Investor”), pursuant to which Investor will invest, subject to certain conditions, an aggregate of $500 million in cash in the Company through direct purchases of newly issued shares of common stock, no par value, of the Company (the “Common Stock”), at a purchase price of $0.20 per share, and newly created shares of mandatorily convertible participating voting preferred stock, no par value, having a liquidation preference of $1,000 per share, of the Company (the “Convertible Preferred Stock” and, together with the Common Stock, the “Securities”), at a purchase price of $1,000 per share (the “Investment”).  Pursuant to the terms of the Investment Agreement, at the closing of the Investment (the “Closing”), the Company will issue: 225,000,000 shares of Common Stock and 455,000 shares of Convertible Preferred Stock.  The Closing is subject to completion of a recapitalization of certain of the Company’s and the Bank’s equity and debt securities (as described below under “Recapitalization”), and other closing conditions, including, among others, the receipt of certain required governmental and regulatory approvals and the Company’s receipt of approval from the NASDAQ Stock Market to issue the Securities in reliance on the shareholder approval exemption set forth in NASDAQ Rule 5635(f).

                The Investment Agreement contains covenants of the Company and the Bank to conduct their respective businesses in the ordinary course until the Investment is completed and covenants of the Company and Bank not to take certain actions during such period.  Each of the Company and the Bank has agreed not to solicit any inquiries, proposals or offers with respect to (i) a merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, rights offering, share exchange, business combination or similar transaction involving the Company or the Bank, (ii) any acquisition of ten percent (10%) or more of the total voting power of any class of equity securities of the Company or the Bank or (iii) any acquisition of ten percent (10%) or more of the consolidated total assets of the Company (an “Acquisition Proposal”).  Further, the Company cannot make or authorize any statement, recommendation or solicitation in support of any Acquisition Proposal; participate in any discussions or negotiations relating to any Acquisition Proposal; or otherwise knowingly facilitate any effort to make an Acquisition Proposal.

                The Investment Agreement provides that prior to the Closing, the Company and the Bank must take all requisite corporate action to increase the size of the Company’s and the Bank’s respective Boards of Directors by two directors, and that two representatives of Investor, Gerald J. Ford and Carl B. Webb, will be appointed to the Board of Directors of the Company and the Bank effective as of the Closing.

                The Investment Agreement contains certain termination rights for the Company and Investor, as the case may be, which may be triggered (a) upon a final, non-appealable order, decree or injunction restraining, enjoining or prohibiting the transaction; (b) upon an incurable breach (or failure to cure within 30 days a curable breach) of any representation, warranty, covenant or agreement made by the other party such that the applicable closing conditions would not be satisfied; (c) if the transaction does not close on or before October 26, 2010; (d) if the Company breaches the covenants not to solicit Acquisition Proposals or the Company’s Board of Directors recommends any Acquisition Proposal; or (e) if Investor or any of its affiliates receives notice from a governmental entity that it will not grant any required approval or that it will not grant such required approval without imposing a Burdensome Condition (as defined in the Investment Agreement) on Investor.  The Investment Agreement further provides that, upon termination of the Investment Agreement under specified circumstances, the Company may be required to pay to Investor a termination fee of $20 million.

                Pursuant to the terms of the Investment Agreement, following the Closing, the Company has agreed to indemnify Investor and its affiliates (including officers, directors, partners, members and employees) from losses arising out of breaches of agreements or covenants made by the Company or the Bank, any legal proceeding relating to the Investment Agreement or the transactions contemplated by the Investment Agreement, and with respect to tax losses, or losses under Company benefit plans, relating to the period prior to the Closing.  Following the Closing, Investor has agreed to indemnify the Company and the Bank (including officers, directors, partners, members and employees) from losses arising out of  breaches of agreements or covenants made by Investor.

                The Investment Agreement contains representations and warranties by the Company and the Bank, including, among others, with respect to: corporate organization and authority, capitalization, third party and governmental consents and approvals, financial statements, reports and regulatory matters, properties and leases, taxes, absence of certain changes, undisclosed liabilities, commitments and contracts, authorization of shares to be purchased, litigation, compliance with law, labor and benefit plans, risk management, agreements with regulatory agencies, environmental liability, their loan portfolio, insurance, intellectual property, their knowledge as to conditions, related party transactions and customer relationships; and representations and warranties by Investor, including, among others, with respect to: organization and authority, its purchase of the Securities as an investment, its financial capability and its knowledge as to conditions.

        The foregoing description of the Investment and the Investment Agreement does not purport to be complete and is qualified in its entirety by reference to the Investment Agreement (including the exhibits thereto), which are filed as Exhibits 10.1 and 10.2 hereto, and are incorporated into this report by reference. The Investment Agreement and the above description of the Investment Agreement have been included to provide investors and security holders with information regarding the terms of the Investment Agreement.  It is not intended to provide any other factual information about the Company, the Bank, or their respective subsidiaries and affiliates.  The Investment Agreement contains representations and warranties of each of the Company and the Bank, on the one hand, and Investor, on the other hand, made solely for the benefit of the other.  The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Investment Agreement.  The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Investment Agreement.  Moreover, the representations and warranties in the Investment Agreement were used for the purpose of allocating risk between the Company and the Bank, on the one hand, and Investor, on the other hand.  Accordingly, you should read the representations and warranties in the Investment Agreement not in isolation but only in conjunction with the other information about the Company and the Bank and their subsidiaries that the respective companies include in reports, statements and other filings they make with the Securities and Exchange Commission.

                Convertible Preferred Stock

                Each share of the Convertible Preferred Stock will mandatorily convert into 5,000 shares of Common Stock (subject in each case to anti-dilution adjustments set forth in the certificate of determination) following shareholder approval, after the Closing, of an amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock to permit issuance of all of the Common Stock in connection with that conversion and the effectiveness of that amendment.  Each share of Convertible Preferred Stock will bear a dividend that mirrors any dividend payable on the shares of Common Stock underlying such share of Convertible Preferred Stock.

                The Convertible Preferred Stock will not be redeemable by either the Company or by the holders.  Holders of the Convertible Preferred Stock will vote with the holders of Common Stock on all matters upon which holders of Common Stock are entitled to vote, including the election of directors, on an as converted basis, and will also have other voting rights with respect to matters applicable to the series of Convertible Preferred Stock.  The Convertible Preferred Stock will contain customary anti-dilution provisions.

                Recapitalization

                The Closing is conditioned on completion by the Company and the Bank of a recapitalization (“Recapitalization”) involving: (i) the Company’s $67,330,000 aggregate principal amount of Trust Preferred Securities (“Trust Preferred”); (ii) the Bank’s $121,000,000 aggregate principal amount of subordinated debt instruments (“Bank Sub Debt”); and (iii) the Company’s Series B Fixed Rate Cumulative Perpetual Preferred Stock, aggregate liquidation preference $180,634,000 (“Series B Preferred”), and related warrant to purchase shares of Common Stock, both issued to the United Stated Department of the Treasury.

                For the foregoing condition to be satisfied, (i) all Series B Preferred and the related warrant must be exchanged for common equity in an amount equal to twenty percent (20%) of the aggregate face value of the Series B Preferred and the amount of accrued but unpaid dividends on the Series B Preferred, with Common Stock valued at $0.20 per share for this purpose, and (ii) an amount not less than seventy percent (70%) of the combined aggregate principal amount of all series of the Trust Preferred and all series of the Bank Sub Debt must be exchanged for cash in an amount equal to twenty percent (20%) of the face value of the Trust Preferred and thirty percent (30%) of the face value of the Bank Sub Debt, respectively.

                Both the Investment and the Recapitalization will be conditioned upon each other and other closing conditions.

                Rights Offering

                Pursuant to the terms of the Investment Agreement, the Company has agreed to commence a rights offering (the “Rights Offering”) following the Closing whereby shareholders of record as the close of business on the trading day immediately preceding the Closing date (“Legacy Holders”) would receive non-transferable rights to purchase Common Stock at a purchase price equal to $0.20 per share.  A maximum of  twenty percent (20%) of the pro-forma fully diluted common equity will be available for purchase by Legacy Holders in the Rights Offering, proportionally to each Legacy Holder’s ownership in the Company.

Item 3.02.	Unregistered Sales of Equity Securities.

                To the extent required by Item 3.02 of Form 8-K, the information contained or incorporated in Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02.

                The issuance and sale of the Common Stock and the Convertible Preferred Stock is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) of the Securities Act of 1933.  The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of the Common Stock or the Convertible Preferred Stock and is not offering securities to the public in connection with this issuance and sale.

Cautionary Statement

The issuance of the securities in the transactions described in this Form 8-K have not been and will not be registered under the Securities Act of 1933 or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any jurisdiction or state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction or state.

Forward-Looking Statements

                This Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these provisions. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, statements about anticipated future operating and financial performance, financial position and liquidity, business prospects, strategic alternatives, business strategies, regulatory and competitive outlook, investment and expenditure plans, capital and financing needs and availability, acquisition and divestiture opportunities, plans and objectives of management for future operations, and other similar forecasts and statements of expectation and statements of assumptions underlying any of the foregoing. Words such as “will likely result,” “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “hopes,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of these words and similar expressions are intended to identify these forward-looking statements.

                Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the regulatory environment, the economy and other future conditions.  The Company’s actual results may differ materially from those contemplated by the forward-looking statements. The Company cautions you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the following: inability to complete the investment and recapitalization transactions contemplated by the Investment Agreement; inability to continue as a going concern; management’s ability to effectively execute the Company’s business plan; inability to raise additional capital on acceptable terms, or at all; inability to achieve the higher minimum capital ratios that the Bank has agreed to maintain with the Office of the Comptroller of the Currency; inability to receive dividends from the Bank and to service debt and satisfy obligations as they become due; regulatory enforcement actions to which the Company and the Bank are currently, and may in the future be, subject; costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries, and the results of regulatory examinations or reviews; changes in capital classification; the impact of current economic conditions and the Company’s results of operations on its ability to borrow additional funds to meet its liquidity needs; local, regional, national and international economic conditions and events and the impact they may have on the Company and its customers; changes in the economy affecting real estate values; inability to attract and retain deposits; changes in the level of non-performing assets and charge-offs; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in the financial performance and/or condition of the Bank’s borrowers; effect of additional provision for loan losses; long-term negative trends in the Company’s market capitalization; continued listing of the Company’s common stock on The NASDAQ Global Select Market; effects of any changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation, interest rate, cost of funds, securities market and monetary fluctuations; rating agency downgrades; continued volatility in the credit and equity markets and its effect on the general economy; effect of changes in laws and regulations (including laws concerning banking, taxes and securities) with which the Company and its subsidiaries must comply; and effect of changes in accounting policies and practices.  In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. The Company cautions that the foregoing factors are not exclusive.

                Forward-looking statements speak only as of the date they are made, and the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description
10.1	Investment Agreement, dated April 29, 2010, among Pacific Capital Bancorp, Pacific Capital Bank, National Association and SB Acquisition Company LLC.
10.2	Exhibits to Investment Agreement, dated April 29, 2010, among Pacific Capital Bancorp, Pacific Capital Bank, National Association and SB Acquisition Company LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC CAPITAL BANCORP (Registrant)

Date: May 4, 2010	By:	/s/ Donald Lafler
Donald Lafler
Interim Chief Financial Officer

INDEX TO EXHIBITS

Number	Description
10.1	Investment Agreement, dated April 29, 2010, among Pacific Capital Bancorp, Pacific Capital Bank, National Association and SB Acquisition Company LLC.
10.2	Exhibits to Investment Agreement, dated April 29, 2010, among Pacific Capital Bancorp, Pacific Capital Bank, National Association and SB Acquisition Company LLC.